EXHIBIT 99.2
                    News Release
Investor Contact: Zac Nagle, Vice President – Investor Relations (972) 443-6557 Media Contact: Lars Rosene, Director – Global Communications (469) 420-3264
FOR IMMEDIATE RELEASE
Flowserve Corporation Declares Quarterly Cash Dividend of 15 Cents Per Share,
Announces Intention to Resume Regular Quarterly Dividends
DALLAS, March 1, 2007 — Flowserve Corp. (NYSE: FLS) today announced that its board of directors has authorized the payment of a quarterly cash dividend of 15 cents per share on the company’s outstanding shares of common stock. The dividend is payable on April 11, 2007 to shareholders of record as of the close of business on March 28, 2007. This will be Flowserve’s first quarterly dividend paid since December, 1999 because the company suspended dividends in early 2000 as part of a major acquisition financing.

“The resumption of a regular quarterly cash dividend, combined with our stock repurchase program announced in 2006, demonstrates our optimism in Flowserve’s future as well as confidence in our ability to continue generating strong cash flows,” said Flowserve President and Chief Executive Officer Lewis M. Kling. “It also provides us with this opportunity to enhance shareholder value without curtailing our ability to strengthen the company through organic growth initiatives or balance sheet improvements.”

While Flowserve currently intends to pay regular quarterly dividends for the foreseeable future, any future dividends will be reviewed individually and declared by the board at its discretion dependent on the board’s assessment of the company’s financial condition and business outlook at the applicable time.

Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in 56 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services.

SAFE HARBOR STATEMENT: This release includes forward-looking statements. Forward looking statements are all statements that are not statements of historical facts and include, without limitation, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition. The words “believe”, “seek”, “anticipate”, “plan”, “estimate”, “expect”, “intend”, “project”, “forecast”, “predict”, “potential”, “continue”, “will”, “may”, “could”, “should”, and other words of similar meaning are intended to identify forward-looking statements. The forward-looking statements made in this presentation are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that, in some cases, are beyond our control. These risks, uncertainties and factors may cause our actual results, performance and achievements, or industry results and market trends, to be materially different from any future results, performance, achievements or trends expressed or implied by such forward-looking statements. Important risks, uncertainties and other factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following: delays in future reports of the Company’s management and outside auditors on the Company’s internal control over financial reporting and related certifications; continuing delays in the Company’s filing of its periodic public reports and any SEC, NYSE or debt rating agencies’ actions resulting there from; the possibility of adverse consequences of the pending securities litigation; the possibility of adverse consequences related to the investigations by the SEC and foreign authorities regarding our participation in the United States Oil-for-Food program; the possibility of adverse consequences of governmental tax audits of the Company’s tax returns, including the upcoming IRS audit of the company’s U.S. tax returns for the years 2002 through 2004; the Company’s ability to convert bookings, which are not subject to nor computed in accordance with generally accepted accounting principles, into revenues at acceptable, if any, profit margins, since such profit margins cannot be assured nor be necessarily assumed to follow historical trends; changes in the financial markets and the availability of capital; changes in the already competitive environment for the Company’s products or competitors’ responses to the Company’s strategies; the Company’s ability to integrate acquisitions into its management and operations; political risks, military actions or trade embargoes affecting customer markets, including the continuing conflict in Iraq, uncertainties in certain Middle Eastern countries such as Iran, and their potential impact on Middle Eastern markets and global petroleum producers; the Company’s ability to comply with the laws and regulations affecting its international operations, including the U.S. export laws, and the effect of any noncompliance; the health of the petroleum, chemical, power and water industries; economic conditions and the extent of economic growth in the U.S. and other countries and regions; unanticipated difficulties or costs associated with the implementation of systems, including software; the Company’s relative geographical profitability and its impact on the Company’s utilization of foreign tax credits; the recognition of significant expenses associated with realigning operations of acquired companies with those of Flowserve; the Company’s ability to meet the financial covenants and other requirements in its debt agreements; any terrorist attacks and the response of the U.S. to such attacks or to the threat of such attacks; technological developments in the Company’s products as compared with those of its competitors; changes in prevailing interest rates and the Company’s effective interest costs; and adverse changes in the regulatory climate and other legal obligations imposed on the Company. It is not possible to foresee or identify all the factors that may affect our future performance or any forward-looking information, and new risk factors can emerge from time to time. Given these risks and uncertainties, you should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements included in this news release are based on information available to us on the date of this news release. We undertake no obligation to revise or update any forward-looking statement or disclose any facts, events or circumstances that occur after the date hereof that may affect the accuracy of any forward-looking statement.
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